--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         THE FIRST PHILIPPINE FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------
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

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 28, 1999

                             ---------------------

     The Annual Meeting of Stockholders of The First Philippine Fund Inc. (the "Fund"), a Maryland corporation, will be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday,
October 28, 1999 at 9:30 A.M., New York time, for the following purposes:

      1. To elect four Class III directors to serve for terms expiring on the date of the annual meeting of stockholders in 2002.

      2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2000.

      3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed August 20, 1999 as the record date for the meeting. Only holders of the Fund's common stock at the close of business on such date will be entitled to notice of, and to vote at, such meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the Fund's Annual Report for the fiscal year ended June 30, 1999 has been previously sent to stockholders.

                                          By order of the Board of Directors,


                                          William H. Bohnett
                                          Secretary

Dated: September 8, 1999

                                   IMPORTANT

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING, THEREBY SAVING YOUR FUND THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                         THE FIRST PHILIPPINE FUND INC.
                              152 WEST 57TH STREET
                            NEW YORK, NEW YORK 10019

                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD OCTOBER 28, 1999

                             ---------------------

                              GENERAL INFORMATION

     The Board of Directors of The First Philippine Fund Inc. (the "Fund") solicits the proxies of the holders of the Fund's common stock for use at the Annual Meeting of Stockholders of the Fund to be held at the offices of Clemente Capital, Inc., 152 West 57th Street, New York, New York, on Thursday,
October 28, 1999 at 9:30 A.M., New York time, and at any adjournments thereof.

     This Proxy Statement and the form of proxy enclosed herewith were first mailed to stockholders on September 8, 1999. Any stockholder who executes and delivers a proxy may revoke it by written communication at any time prior to its use or by voting in person at the Annual Meeting. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement.

     The cost of soliciting the proxies will be borne by the Fund. Directors, officers and regular employees of the Fund may solicit proxies by telephone, telegram or personal interview. In addition, the Fund has retained the services of Shareholder Communications Corporation to solicit proxies from stockholders. The cost of such services is estimated at $5,000 plus out-of-pocket expenses. The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund's shares of common stock on the record date, incurred in mailing copies of the Annual Report, this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Fund's shares of common stock.

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on August 20, 1999 are entitled to notice of, and to vote at, the meeting. Each such holder is entitled to one vote per share of common stock so held on all business of the meeting and any adjournments thereof. As of the record date, there were 11,225,000 shares of common stock outstanding.

     COPIES OF THE FUND'S ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE TO ANY SHAREHOLDER. REPORTS MAY BE ORDERED BY WRITING CLEMENTE CAPITAL, INC., 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019 OR CALLING (212) 765-0700.

                             ELECTION OF DIRECTORS

     The Board of Directors (the "Board") is divided into three classes in accordance with the Fund's Charter and By-Laws. The class of directors
(Class III) whose term will expire at the 1999 Annual Meeting consists of four current directors, Lilia C. Clemente, Roberto de Ocampo, Joseph A. O'Hare and Robert B. Oxnam, who are each nominated for election for a term of three years to expire at the 2002 annual meeting and until their successors are duly elected and qualified. There is presently one vacancy in Class I.

     Directors shall be elected by a plurality of the stock voting at the Meeting. Votes shall be tabulated by American Stock Transfer & Trust Company. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     Each of the nominees has consented to serve as a director of the Fund if elected. In the event that any of such nominees should become unavailable for election for any presently unforeseen reason, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee.

     The information set forth below as to the ages and principal occupations of these nominees and the other members of the Board of Directors, and the number of shares of common stock of the Fund beneficially owned by them, directly or indirectly, has been furnished to the Fund by such directors or nominees.

                 NOMINEES FOR THREE YEAR TERMS EXPIRING IN 2002
                                  (CLASS III)

                                                                                                    NUMBER AND PERCENTAGE
                                                                                                         (IF OVER 1%)
                                                                                                    OF SHARES BENEFICIALLY
                                                       PRINCIPAL OCCUPATION              DIRECTOR        OWNED AS OF
NAME AND ADDRESS                      AGE             DURING PAST FIVE YEARS              SINCE       AUGUST 20, 1999(1)
----------------                      ---             ----------------------             --------   ----------------------
*Lilia C. Clemente .................  58    President and Chief Executive Officer of    October              1,200(2)
152 West 57th Street                        the Fund since October 1989; Chairman and   1989
New York, NY 10019                          Chief Executive Officer of Clemente
                                            Capital, Inc. since 1986; Director of
                                            Philippine Strategic Investment (Holdings)
                                            Limited and Canadian Tire Corp.
Roberto de Ocampo ..................  53    President, Asian Institute of Management,   October                 --
6760 SGV Building                           September 1999 to present; Senior Adviser,  1998
Ayala Avenue                                SGV & Co., September 1999 to present;
Makati City, Metro Manila                   Chairman, Thomson Ratings Philippines,
Philippines                                 Inc., June 1999 to present; Chairman,
                                            Philand Group of Companies, June 1999 to
                                            present; Secretary of Finance, Republic of
                                            the Philippines, February 1994 to January
                                            1998; Governor, Board of Governors, World
                                            Bank; Governor, Board of Governors, Asian
                                            Development Bank; Alternate Governor,
                                            International Monetary Fund; Chairman and
                                            Chief Executive Officer, Development Bank
                                            of the Philippines, October 1989 to January
                                            1994.





                                                                                                    NUMBER AND PERCENTAGE
                                                                                                         (IF OVER 1%)
                                                                                                    OF SHARES BENEFICIALLY
                                                       PRINCIPAL OCCUPATION              DIRECTOR        OWNED AS OF
NAME AND ADDRESS                      AGE             DURING PAST FIVE YEARS              SINCE       AUGUST 20, 1999(1)
----------------                      ---             ----------------------             --------   ----------------------
Joseph A. O'Hare, S.J. .............  68    President of Fordham University since July  October                 --
Fordham University                          1984.                                       1989
Bronx, NY 10458

Robert B. Oxnam ....................  56    Senior Adviser, The Bessemer Group          October                100
630 Fifth Avenue                            Incorporated, November 1992 to present;     1989
New York, NY 10111                          President of The Asia Society, a
                                            non-profit, non-political educational
                                            institution, from 1981 to November 1992.

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2001
                                   (CLASS II)

                                                                                                    NUMBER AND PERCENTAGE
                                                                                                         (IF OVER 1%)
                                                                                                    OF SHARES BENEFICIALLY
                                                       PRINCIPAL OCCUPATION              DIRECTOR        OWNED AS OF
NAME AND ADDRESS                      AGE             DURING PAST FIVE YEARS              SINCE       AUGUST 20, 1999(1)
----------------                      ---             ----------------------             --------   ----------------------
*Leopoldo M. Clemente, Jr. .........  61    Executive Vice President and Managing       October              1,200(2)
152 West 57th Street                        Director of the Fund since October 1989;    1989
New York, NY 10019                          President and Chief Investment Officer of
                                            Clemente Capital, Inc. since 1987;
                                            President of Clemente Strategic Value
                                            Fund, Inc.; Director of Philippine
                                            Strategic Investment (Holdings) Limited.
John Anthony B. Espiritu ...........  36    President and Chief Executive Officer of    July 1998              500
Ritz Tower                                  Westmont Bank, Manila, Philippines, since
Makati, Metro Manila                        July 1998 and other offices since 1994;
Philippines                                 Chairman and President of EBECOM Holdings
                                            Co., Inc. (an equity investment holding
                                            company), Makati, Manila, Philippines,
                                            from May 1995 to present; Chairman and
                                            President of Philippine Racing Club Inc.,
                                            Manila, Philippines, from June 1998 to
                                            present; President and Director of Unioil
                                            Resources & Holding Co. Inc. (investment
                                            holding company), Manila, Philippines from
                                            June 1998 to present; Executive Vice
                                            President, Western State Bank, Duarte,
                                            California, from March 1992 to March 1995
                                            and Executive Director from April 1995 to
                                            present;

                                                                                                    NUMBER AND PERCENTAGE
                                                                                                         (IF OVER 1%)
                                                                                                    OF SHARES BENEFICIALLY
                                                       PRINCIPAL OCCUPATION              DIRECTOR        OWNED AS OF
NAME AND ADDRESS                      AGE             DURING PAST FIVE YEARS              SINCE       AUGUST 20, 1999(1)
----------------                      ---             ----------------------             --------   ----------------------
                                            Director of The Philippine Daily Enquirer
                                            and Consolidated Insurance Company, Inc.

*Benjamin Palma Gil ................  47    Chairman and Director of the Fund since     July 1998            1,000
PNB Financial Center                        July 1998; President of Philippine
Roxas Blvd.                                 National Bank and PNB Investments
Metro Manila                                Limited since July 1998; Executive
Philippines                                 Director of Capital Strategy Limited (a
                                            financial advisory firm) from 1994 to July
                                            1998; Chairman of the Board of Philippine
                                            National Bank-Republic Bank, Manila,
                                            Philippines in 1994; President and Chief
                                            Executive Officer of Century Bank, Los
                                            Angeles, California, from 1988 to 1993.

                   MEMBERS OF THE BOARD CONTINUING IN OFFICE
                      DIRECTORS WHOSE TERMS EXPIRE IN 2000
                                   (CLASS I)

                                                                                                    NUMBER AND PERCENTAGE
                                                                                                         (IF OVER 1%)
                                                                                                    OF SHARES BENEFICIALLY
                                                       PRINCIPAL OCCUPATION              DIRECTOR        OWNED AS OF
NAME AND ADDRESS                      AGE             DURING PAST FIVE YEARS              SINCE       AUGUST 20, 1999(1)
----------------                      ---             ----------------------             --------   ----------------------
M.A.T. Caparas .....................  75    Director, Century Holding Corp., Los        October                 --
1266 Lubich Drive                           Angeles, California, 1992 to 1998;          1994
Mountain View, CA                           Chairman, Philippine Presidential
94040                                       Commission on Good Government from 1988
                                            to 1990.

Stephen J. Solarz ..................  59    Member, United States House of              October                 --
1120 Bellview Road                          Representatives from 1975 to 1992;          1994
McLean, VA 22102                            President, Solarz Associates, an
                                            international consulting firm from 1992
                                            to present; Chairman, Central Asian-
                                            American Enterprise Fund; Senior
                                            Counselor, Apco Associates, a public
                                            affairs company; Director of Santa Fe
                                            International (an oil drilling company)
                                            and IRI International (an oil drilling
                                            equipment company).

All Directors and Officers as a Group (11 persons) ...............................................           5,000

                                                       (Footnotes on next page)

                                       4

(Footnotes from previous page)

------------------

 * Directors considered to be persons who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment advisers. Benjamin Palma Gil and Mr. and Mrs. Clemente are deemed to be interested persons because of their affiliation with the Fund's investment adviser, Clemente Capital, Inc., or the Philippine Adviser,
    Philippine National Bank, or because they are officers of the Fund or both.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Lilia C. Clemente and Leopoldo M. Clemente, Jr. are wife and husband. Each disclaims beneficial ownership of the other's shares.

     In addition to Mr. and Mrs. Clemente, William H. Bohnett and Joaquin G.
Hofilena serve as executive officers of the Fund, as set forth below. Each of the executive officers serves at the pleasure of the Board.


                                                                     PRINCIPAL OCCUPATION
NAME AND ADDRESS                      AGE                           DURING PAST FIVE YEARS
----------------                      ---                           ----------------------
William H. Bohnett ................   51    Secretary of the Fund since October 1989; Partner of Fulbright &
666 Fifth Avenue                              Jaworski L.L.P. (law firm), Counsel to the Fund.
New York, NY 10103

Joaquin G. Hofilena ...............   33    Treasurer of the Fund since October 1998; Investment Analyst of
152 West 57th Street                          Clemente Capital, Inc.
New York, NY 10019

     The Board held four meetings during the fiscal year ended June 30, 1999. Each director, except Mr. Robert Oxnam, attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which they served. The Board has appointed an Audit Committee, presently consisting of Messrs. O'Hare and Oxnam, which met once during the fiscal year. The purpose of the Audit Committee is to advise the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Directors who are not affiliated with Clemente Capital, Inc. (the "Adviser") or PNB Investments Limited (the "Philippine Adviser") receive an annual stipend of $8,000 for serving on the Board and its committees, an additional $750 for each Directors' meeting which they attend in person or an additional $250 per meeting for attendance by conference call and reimbursement for out-of-pocket expenses in connection with their attendance at Directors' meetings. The Fund does not pay any pension or other benefits to its Directors. For the year ended June 30, 1999, Directors' fees totaled $64,500. For the fiscal year ended June 30, 1999, the following table sets forth compensation received by the Fund's directors from the Fund and Clemente Strategic Value Fund, Inc., a closed-end investment company for which Clemente Capital, Inc. acts as an investment adviser.

                                                                                              TOTAL COMPENSATION FROM
                                                                            COMPENSATION       THE FUND AND CLEMENTE
NAME OF DIRECTOR                                                            FROM THE FUND    STRATEGIC VALUE FUND, INC.
----------------                                                            -------------    --------------------------
Benjamin Palma Gil.......................................................      $     0                $      0
Lilia C. Clemente........................................................            0                       0
Leopoldo M. Clemente, Jr.................................................            0                       0
M.A.T. Caparas...........................................................            0                       0
Adrian C. Cassidy........................................................       12,500                  12,500
Roberto de Ocampo........................................................        4,750                   4,750
John Anthony B. Espiritu.................................................        8,250                   8,250
Joseph A. O'Hare, S.J....................................................       13,750                  13,750
Robert B. Oxnam..........................................................       12,250                  12,250
Stephen J. Solarz........................................................       13,000                  13,000

     The Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and officers of the Fund, receives an investment advisory fee.

     The Philippine Adviser, which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives an investment advisory fee from the Adviser.

     Philippine National Bank ("PNB"), which acts as trustee of a trust fund arrangement under which certain of the Fund's assets are held in the Philippines, and which pays the compensation and certain expenses of its personnel who serve as Directors and as officers of the Fund, receives a monthly fee of .15% (on an annualized basis) of the Fund's average weekly net assets held in the trust, subject to a $150,000 minimum fee per year, for administration of the trust fund arrangement, including portfolio accounting and valuation services.

     Fulbright & Jaworski L.L.P., of which William H. Bohnett, the Secretary of the Fund, is a partner, acts as legal counsel to the Fund.

     As of August 20, 1999, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund.

                        RATIFICATION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on July 29, 1999, the Board, including a majority of Directors who are not interested persons of the Fund, selected PricewaterhouseCoopers LLP to act as the Fund's independent accountants for the fiscal year ending June 30, 2000. Such selection is being submitted to the stockholders for ratification. The employment of PricewaterhouseCoopers LLP is conditioned on the right of the Fund, by majority vote of its stockholders, to terminate such employment. PricewaterhouseCoopers LLP has acted as the Fund's independent accountants from the Fund's inception.

     The services to be provided by the Fund's independent accountants include auditing the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission and New York Stock Exchange filings, and review of the Fund's annual federal and state income tax returns.

     One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                      INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

     The Adviser, a New York corporation, has its principal office at 152 West 57th Street, New York, New York 10019. Lilia C. Clemente, President and Director of the Fund, is Chairman, Chief Executive Officer and a Director of the Adviser. Leopoldo M. Clemente, Jr., an Executive Vice President and Managing Director and a Director of the Fund, is President, Chief Investment Officer and a Director of the Adviser. In addition to Mr. and Mrs. Clemente, the Adviser's Directors are Salvador Diaz-Verson, Jr., President of Diaz-Verson Capital Investments, Inc., an investment advisory firm located in Columbus, Georgia; Robert J. Christian, Chief Investment Officer, Wilmington Trust Company, a bank and trust company; and Irving L. Gartenberg, Esq., general counsel to the Adviser. Mrs. Clemente owns approximately 60% of the outstanding Common Stock of the Adviser; Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, owns 24% of the outstanding Common Stock. The address for Mr. and Mrs. Clemente is 152 West 57th Street, New York, New York 10019. The address for
Mr. Diaz-Verson is 1200 Brookstone Centre Parkway, Suite 105, Columbus, Georgia 31904; the address for Mr. Christian is 1100 North Market Street, Wilmington, Delaware 19890; and the address for Mr. Gartenberg is 122 East 42nd Street, 46th Floor, New York, New York 10017.

THE PHILIPPINE ADVISER

     The Philippine Adviser was organized in November 1988 under the laws of Hong Kong and has its principal offices at 110-116 Queen's Road, Central Hong Kong. The Philippine Adviser is a wholly-owned subsidiary of PNB International Finance Limited, a wholly-owned subsidiary of PNB. PNB, the second largest bank in the Philippines, is 46% owned by the Philippine Government. However, under the Articles of Incorporation of PNB, an eleven member, shareholder elected board of directors directs the affairs and business of PNB, manages and preserves its properties and assets, and exercises its corporate powers. The remaining 54% of PNB is owned by various individuals, none of whom to the knowledge of the Fund own 5% or more of PNB's outstanding securities. PNB serves as trustee of certain of the Fund's Philippine securities pursuant to a Trust Agreement between PNB and the Fund dated November 7, 1989.

     Benjamin Palma Gil, Chairman of the Board of Directors of the Fund, is President of PNB and the President of the Philippine Adviser. In addition to Mr. Palma Gil, the Philippine Adviser's Directors are Santiago S. Cua, Jr., Alfonso Reyno, Jr. and Jose George Mirasol, Jr. The address of Messrs. Palma Gil, Cua, Reyno and Mirasol is PNB Financial Building, Roxas Boulevard, Pasay City, Metro Manila, Philippines.

THE ADMINISTRATOR

     PFPC Inc., the Fund's administrator, has its principal office at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                 MISCELLANEOUS

     As of the date of this Proxy Statement, management does not know of any other matters that will come before the meeting. In the event that any other matter properly comes before the meeting, the persons named in the enclosed form of proxy intend to vote all proxies in accordance with their best judgment on such matters.

     All shares represented by proxies sent to the Fund to be voted at the Annual Meeting will be voted if received prior to the Meeting. Votes shall be tabulated by the Fund's Transfer Agent. A quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to abstain and broker non-votes will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast for the proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether the proposal is approved. A plurality of all votes cast at the Meeting is sufficient to approve Proposals 1 and 2.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 28, 1999, the persons named in the enclosed form of proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named in the enclosed form of proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                              2000 ANNUAL MEETING

     Stockholder proposals meeting tests contained in the proxy rules adopted by the Securities and Exchange Commission may, under certain conditions, be included in the Fund's proxy material for an annual meeting of stockholders. Pursuant to these rules, proposals of stockholders intended to be presented at the Fund's 2000 Annual Meeting of Stockholders must be received by the Fund on or before May 1, 2000 to be considered for inclusion in the Fund's Proxy Statement and form of proxy relating to that Annual Meeting. Receipt by the Fund of a stockholder proposal in a timely manner does not insure the inclusion of such proposal in the Fund's proxy material.

                                          By Order of the Board of Directors,


                                          WILLIAM H. BOHNETT
                                          SECRETARY

Dated: September 8, 1999

             PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD NOW

PROXY

                        THE FIRST PHILIPPINE FUND INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 28, 1999


     The undersigned hereby appoint Leopoldo M. Clemente, Jr. and William H. Bohnett, and each of them, the proxies of the undersigned, with power of substitution is entitled to vote at the Annual Meeting of Stockholders of The First Philippine Fund Inc. to be held at the offices of Clemente Capital, Inc. 152 West 57th Street, New York, New York 10019 on Thursday, October 28, 1999 at 9:30 A.M., New York time, and at any adjournments thereof.

     Unless otherwise specified in the spaces provided, the undersigned's vote will be cast FOR Items (1) and (2).

                    (Continued, and to be signed and dated, on the reverse side)

/X/  Please mark your
     votes as in this
     example


                       FOR all nominees            WITHHOLD
                     listed below (except        AUTHORITY (to
                       as marked to the      vote for all nominees
                        contrary below)          listed below)

1.  THE ELECTION
    OF                       /  /                     /  /
    DIRECTORS

NOMINEES: Lilla C. Clemente, Roberto de Ocampo,
Joseph A. O'Hare and Robert B. Oxnam

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------


                                                 FOR     AGAINST     ABSTAIN
2.  RATIFICATION OF SELECTION OF
    PRICEWATERHOUSECOOPERS LLP AS                / /       / /         / /
    INDEPENDENT ACCOUNTANTS

3.  IN THEIR DISCRETION ON ANY OTHER
    BUSINESS WHICH MAY PROPERLY COME             / /       / /         / /
    BEFORE THE MEETING OR ANY
    ADJOURNMENTS THEREOF.


                                                                                   Votes MUST be indicated (x) in Black or Blue Ink.
                                                                                   Please Sign and Return Promptly in Enclosed
                                                                                   Envelope. No Postage is Required.

                                          Signature(s)
Signature(s)                              of Joint Owner,
of Stockholder                            if any                                   Date:                    , 1999
              --------------------------               ------------------------         --------------------
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Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.